EXHIBIT 10.249

                  TENTH AMENDMENT TO FORBEARANCE AGREEMENT AND
                  --------------------------------------------
     AMENDMENT NO. 15 TO SECOND AMENDED AND RESTATED AND CONSOLIDATED LOAN AND
     -------------------------------------------------------------------------
                               SECURITY AGREEMENT
                               ------------------


This Tenth Amendment to Forbearance Agreement and Amendment No. 15 to Second Amended and Restated and Consolidated Loan and Security Agreement ("Amendment")
                                                                     ---------
is made and entered into this ___ day of May, 2002, but is effective as of March 1, 2002, by and among FINOVA CAPITAL CORPORATION, a Delaware corporation
("FINOVA"  or  "Lender"),  LEISURE  HOMES  CORPORATION,  a  Nevada  corporation,
  ------        ------
formerly known as Preferred Equities Corporation ("Borrower") and MEGO FINANCIAL
                                                   --------
CORP.,  a  New York corporation ("Guarantor") and has reference to the following
                                  ---------
facts:

A. Lender and Borrower entered into a Second Amended and Restated and Consolidated Loan and Security Agreement dated as of May 15, 1997 (the "Original
                                                                        --------
Loan  Agreement")  that  evidences a loan from Lender to Borrower.  The Original
---------------
Loan Agreement was amended by the Hartsel Springs Side Letter dated February 18, 1998 (the "First Amendment"); by the Letter Agreement [Biloxi Property] dated
             ----------------
March  20,  1998 (the "Second Amendment"); by the Letter Agreement [Headquarters
                       ----------------
Readvance]  dated  September  29, 1998 (the "Third Amendment"); by the Amendment
                                             ---------------
No. 4 to Second Amended and Restated and Consolidated Loan and Security Agreement dated November 6, 1998 (the "Fourth Amendment"); by that certain
                                             ----------------
Forbearance Agreement and Amendment No. 5 to Second Amended and Restated and Consolidated Loan and Security Agreement dated December 23, 1998 ("Amendment
                                                                       ---------
5"), as the same was amended by a Letter Agreement dated February 8, 1999 (the "Release Fee Letter") (the Amendment 5 and Release Fee Letter are collectively
 --------------------
called the "Fifth Amendment"); by a First Amendment to Forbearance Agreement and
            ---------------
Amendment No. 6 to Second Amended and Restated and Consolidated Loan and Security Agreement dated May 7, 1999 (the "Sixth Amendment"); by a Second
                                                  ---------------
Amendment to Forebearance Agreement and Amendment No. 7 to Second Amended and Restated and Consolidated Loan and Security Agreement dated August 6, 1999 (the "Seventh Amendment"); by a September 7, 1999 letter agreement regarding the
 ------------------
Additional  Advance Note (the "Additional Advance Letter"); by a Third Amendment
 ---                           -------------------------
to Forebearance Agreement and Amendment No. 8 to Second Amended and Restated and Consolidated Loan and Security Agreement dated November 9, 1999 (the "Eighth
                                                                          ------
Amendment");  by  a letter agreement dated December 3, 1999 between the Borrower
   ------
and  Lender  (the  "Receivable  Loan  Lot Cap Letter"); by a Fourth Amendment to
                    --------------------------------
Forebearance  Agreement  and  Amendment No. 9 to Second Amended and Restated and
Consolidated  Loan  and  Security  Agreement dated December 17, 1999 (the "Ninth
                                                                           -----
Amendment"); by a Fifth Amendment to Forebearance Agreement and Amendment No. 10
---------
to Second Amended and Restated and Consolidated Loan and Security Agreement dated February 25, 2000 (the "Tenth Amendment"); a Sixth Amendment to
                                   ----------------
Forbearance Agreement and Amendment No. 11 to Second Amended and Restated and Consolidated Loan Agreement (the "Eleventh Amendment"); by a Seventh Amendment
                                    ------------------
to the Forbearance

Agreement and Amendment No. 12 to Second Amended and Restated
and  Consolidated  Loan  and  Security Agreement (the "Twelfth Amendment"); by a
                                                       -----------------
Letter Agreement entitled Side Letter Re: 4310 Paradise Road dated November 6, 2000 ("Headquarters Side Letter"); by an Eighth Amendment to the Forbearance
        --------------------------
Agreement and Amendment No. 13 to Second Amended Restated and Consolidated Loan and Security Agreement dated December 29, 2000 (the "Thirteenth Amendment"), by
                                                      --------------------
a Ninth Amendment to Forbearance Agreement and Amendment No. 14 to Second Amended and Restated Consolidated Loan and Security Agreement dated April 6, 2001 (the "Fourteenth Amendment") and by a series of letter agreements between
             --------------------
Borrower  and  Lender dated October 5, 2001, October 19, 2001, November 5, 2001,
November 15, 2001, November 28, 2001, January 3, 2002 and January 23, 2002 (collectively, the "2001 Letter Agreements"). The Original Loan Agreement,
                      ------------------------
First Amendment, Second Amendment, Third Amendment, Fourth Amendment, Fifth Amendment, Sixth Amendment, Seventh Amendment, Additional Advance Letter, Eighth Amendment, the Receivable Loan Lot Cap Letter, Ninth Amendment, Tenth Amendment, Eleventh Amendment, Twelfth Amendment, Headquarters Side Letter Thirteenth Amendment, Fourteenth Amendment and the 2001 Letter Agreements are collectively called the "Loan Agreement." Capitalized terms used in this Amendment which are
            --------------
defined in the Loan Agreement shall have the same meaning and definition when used herein.

B. Borrower has requested the Lender to make certain modifications to the Loan Agreement and the Loan, which the Lender is willing to do, upon and subject to the terms and conditions set forth in this Amendment.

NOW, THEREFORE, in consideration of the foregoing and for the good and valuable consideration provided herein, Lender, Borrower and Guarantor agree as follows:

1.     Definitions.  Except  as  set forth in and or modified by this Amendment,
       -----------
all capitalized terms set forth herein shall have the meanings set forth therefore in the Loan Agreement. The following capitalized terms shall have the meanings set forth below, notwithstanding any contrary definitions contained in the Loan Agreement.

     "Fifteenth Amendment": shall collectively refer to the Tenth Amendment to Forbearance Agreement and Amendment No. 15 to Second Amended and Restated and Consolidated Loan and Security Agreement made and entered into on May ____, 2002, but effective as of March 1, 2002, among Borrower, Lender and Guarantor.

"Over Advance Amount": the amount by which the aggregate outstanding principal balance of the Receivables Loan exceeds the Borrowing Base.

"Receivables Borrowing Term": shall mean the period of time during which Lender is committed to make Advances of the Receivables Loan under this Agreement which commitment terminated on February 28, 2002.

"Receivables  Maturity  Date":  shall  mean  December  31,  2002.

     "Winnick  Building  Addition Maturity Date":  shall mean December 31, 2002.

     2.     Additional  Amendments  to  Loan  Agreement and Documents.  The Loan
            ---------------------------------------------------------
Agreement  and  the  Documents  shall  be  further  amended  as  follows:

     2.1 Under the Loan Agreement, the maximum Borrowing Base allocable to Eligible Receivables arising from Unsolidified Lot Sales is limited to sixty five percent (65%) of the unpaid principal balance of all Eligible Receivables arising from Unsolidified Lot Sales. Effective on April 15, 2002, through June 29, 2002, receivables arising from Unsolidified Lot Sales shall no longer constitute an eligible receivable for purposes of satisfying Borrower's replacement  obligations  described  in  paragraphs  3.4  and  7.2  of  the Loan
                                         -------------------------
Agreement, unless, in addition to the satisfying all other conditions of eligibility, the Rescission Period (contained within the definition of Unsolidified Lot Sales) is no greater than six (6) months following the date of execution of the contract evidencing such Unsolidified Lot Sale. Effective June 30, 2002, and at all times thereafter, receivables arising from Unsolidified Lot Sales shall no longer constitute an eligible receivable for purposes of satisfying Borrower's replacement obligations described in paragraphs 3.4 and
                                                              ------------------
7.2of the Loan Agreement. The foregoing restriction shall not however render as ineligible any receivables arising from Unsolidified Lot Sales that are then in the Borrowing Base provided that such receivables meet all other conditions of eligibility.

     2.2 Paragraph 9.1 of the Original Loan Agreement shall be amended to add the following additional Event of Default:

     Guarantor shall default in the performance in any of the obligations owed to Lender under any Warrant or Warrant Agreements delivered by Guarantor to Lender.

     2.3 The Biloxi Note and the Documents shall be amended to provide that all amounts due and owing under the Biloxi Note shall be due and payable in full on December 31, 2002, all as more fully set forth in an Amendment No. 5 to Promissory Note [Biloxi Property] of even date with this Amendment.

     3.     Over  Advance  Amount  and  Forbearance.
            ---------------------------------------

     3.1. There presently exists an Over Advance Amount and Borrower has been unable to make the required mandatory prepayment and has further been unable to pledge additional Eligible Receivables, so as to eliminate the Borrowing Base deficiency. As a result, there presently exists a right of Lender to declare an Event of Default (the foregoing right of Lender to declare an Event of Default hereinafter the "LTV Default"). That certain 2001 Letter
                                        -----------
Agreement  dated  January  3, 2002 (the "01/03/02 Side Letter") shall govern all
                                         --------------------
matters pertaining to the LTV Default through February 28, 2002. Commencing March 1, 2002 and thereafter, the provisions of this Amendment shall prevail over the provisions of that 2001 Letter Agreement with respect to the LTV Default.

3.2 At no time shall the Over Advance Amount exceed the following amounts as of the following dates:

  Determination  Date        Maximum  Over  Advance Amount
  -------------------        ------------------------------
  March  31,  2002                 $2,000,000
  April  30,  2002                 $1,500,000
    May  31,  2002                 $1,000,000
   June  30,  2002                   $500,000
   July  31,  2002                        -0-

     3.3 In the event the Over Advance Amount exceeds the foregoing amounts, then Borrower shall make a mandatory payment to Lender or, in lieu thereof, assign new Eligible Receivables to Lender, sufficient so that the Over Advance Amount is not in excess of the permitted amount set forth above, within thirty
(30) days following the determination of the Over Advance Amount for the particular determination date. In the event Borrower fails to make such payment or assignment within the foregoing thirty (30) day period, such failure shall constitute an immediate Event of Default without the benefit of any notice or grace period.

     3.4 To the extent that on April 30, 2002 or on the last day of any month thereafter through and including the end of the month immediately prior to the payment in full of the Receivables Loan, there exists an Over Advance Amount in any amount, including an Over Advance Amount that is within the limits permitted  under  paragraph  3.2  hereof,  then  within  forty-five  (45)  days
                  --------------
thereafter,  Borrower  shall pay to Lender a fee (the "Over Advance Fee") in the
                                                       ----------------
amount of five percent (5%) of the Over Advance Amount unless the Over Advance Amount has been reduced to zero on or before the due date of the Over Advance Fee. The Over Advance Fee shall not accrue interest until it is due. However if the required installment of the Over Advance Fee is not paid when due, such delinquent installment shall thereafter accrue interest at the Overdue Rate (as that term is defined in the Receivables Note) until paid.

     3.5 Subject to the conditions set forth in this Amendment and the termination provisions of the following paragraph, during the period from the date of this Amendment to and including July 31, 2002 (the "End Date"), Lender
                                                              --------
will forbear from exercising any remedies under the Documents as a result of the LTV Default, but not as a result of the occurrence of any other Event of Default or Incipient Default.

     3.5.1 Lender's agreement to so forbear shall automatically terminate, without further act or instrument, upon the occurrence of any of the following events:

     3.5.1.1 Borrower or Guarantor repudiates or asserts a defense to any obligation or liability under the Documents or makes or pursues a claim against Lender;

     3.5.1.2 Borrower fails to timely perform any of its obligations (other than the LTV Default) set forth in the Documents (after giving effect to the then applicable provisions of this Amendment), including, without limitation, Borrower's obligations contained in this Amendment;

     3.5.1.3 Borrower or Guarantor makes an assignment for the benefit of creditors, or generally admits its inability to pay its obligations as they come due or files a petition in bankruptcy or an involuntary petition in bankruptcy is filed naming Borrower or Guarantor as debtor;

     3.5.1.4 Lender hereafter becomes aware of (i) any fact or circumstance that Lender believes in good faith is reasonably likely to impair Lender's security (other than those described in this paragraph 3.5.1) or (ii) any
                                                    ---------------
Incipient Defaults or Events of Default under the Documents after giving effect to the then applicable provisions of this Amendment and other than the LTV Default, whether now or existing or hereafter occurring, which would give rise to a right by Lender to exercise any rights or remedies under the Loan Agreement or other Documents;

3.5.1.5 Borrower or Guarantor is generally not paying its debts as they become due; or

3.5.1.6     The  LTV  Default  is  not  cured  in its entirety on July 31, 2002.

     3.5.2 Upon termination of Lender's agreement to forbear, Lender shall have the right, in its discretion, to exercise all rights and remedies available to Lender under the Documents with respect to any then existing Events of Defaults.

     3.5.3 Lender's agreement to forbear, as set forth in this Amendment, pertains only to the LTV Default that arose on August 31, 2001 and does not constitute a waiver of the obligation of the Borrower to fully comply with any payment or replacement obligations occurring by reason of any subsequently-arising Borrowing Base deficiencies. Furthermore, the making of the agreements in this Amendment does not constitute a waiver of any Events of Default (including, without limitation, the LTV Default) or Incipient Defaults now in existence.

     3.5.4 This Amendment is intended to be a further accommodation by Lender to Borrower and Guarantor. In consideration of all such accommodations,
                                    --------------------------------------------
and  acknowledging  that  Lender  will  be specifically relying on the following
--------------------------------------------------------------------------------
agreement  as  a  material  inducement  in entering into this Amendment, so that
-----------------------------------------------------------------------
Lender will not be further delayed for an additional period of time under any circumstances, effective immediately upon execution of this Amendment by Borrower and Guarantor, Borrower and Guarantor hereby agree, in addition to and without limiting any of Lender's other rights or remedies under the Documents and related documents, to the following:

     3.5.4.1 In connection with a bankruptcy or other similar proceeding initiated by or against Borrower or Guarantor, (i) Lender will be entitled to immediate relief from the automatic stay and all other stays and injunctions without further notice, hearing or order of court so that Lender will be able to immediately exercise all or any of its rights and remedies (A) as provided herein, (B) in the Documents, including, but not limited to, the commencement and consummation of a foreclosure on any and all of its collateral, the appointment of a receiver, or (C) under applicable law; (ii) neither Borrower nor Guarantor will seek or support an effort by any other party to obtain an injunction, judgment or any other type of order of any court staying or delaying Lender from proceeding with any one or more of its options or remedies under the Documents; (iii) neither Borrower nor Guarantor will contest any motion, application or other pleadings filed by or on behalf of Lender in any court of competent jurisdiction seeking enforcement of the terms of this paragraph 3.5.4
                                                                 ---------------
or otherwise seeking enforcement of this Amendment or termination of such automatic stay or other injunction; (iv) Borrower and Guarantor will cooperate with Lender so that Lender can promptly enforce its rights as set forth in the Documents; and (v) neither Borrower nor Guarantor will request or consent to (A) the imposition of any lien superior to those of Lender in the collateral given to Lender under any of the Documents, whether pursuant to 11 U.S.C. Section 364 or otherwise, (B) a "cramdown" of the Loan pursuant to 11 U.S.C. Section 1129(b) or (C) the impairment of Lender's claims, liens, rights under the Documents or otherwise affect Lender's rights or any collateral given to Lender under any of the Documents.

     3.5.4.2 Upon the occurrence of an Event of Default (after giving effect to the then applicable provisions of this Amendment). Lender shall be entitled to file a petition for the appointment of a receiver over the operations and business of the Borrower, either before or after judgment, and without regard to the solvency or insolvency, at the time of the application for such receiver, of

Borrower or Guarantor and without regard to the then value of the security held for Performance of the Obligations; and any such receiver shall have all power and authority necessary or incidental for the protection, possession, control, management and operation of the operation and business of the Borrower, at the expense of the Borrower. The selection of the receiver and the amount of the receiver's fee shall be determined by Lender in its discretion. The foregoing right on the part of the Lender to obtain the appointment of a receiver is in addition to and not in substitution of any similar rights granted to Lender in any of the other Documents.

     3.6 Borrower and Guarantor hereby acknowledge and agree that, notwithstanding anything contained in this Amendment or the other Documents to the contrary, the terms, provisions and agreements of Borrower and Guarantor set forth in paragraph 3.5.4 shall be immediately in full force and effect upon its
          ---------------
execution and delivery by Lender, Borrower and Guarantor and shall not be vacated, modified, released or its validity or binding nature subject to attack for any reason because of the failure of third party consents to be obtained.

     4.     Fees  and  Expenses.
            -------------------

     4.1     Under  the provisions of paragraph 1.5 of the 01/03/02 Side Letter,
                                      -------------
Borrower agreed to pay to Lender an extension fee in the amount of Two Hundred Fifty Thousand Dollars ($250,000) in consideration for the agreements of Lender contained therein, in weekly installments of Twenty Five Thousand Dollars
($25,000) each. Under the provisions of that certain 2001 Letter Agreement dated January 23, 2002 (the "01/23/02" Side Letter"), the due date of the
                                  -----------------------
extension fee mentioned in the 01/03/02 Side Letter was extended to February 28, 2002. The extension fee described in paragraph 1.5 of the 01/03/02 Side Letter
                                       -------------
was not paid. The 01/23/02 Side Letter further provided that if the Extension Fee was not paid in its entirety when due, the entire amount of such fee accrued interest at the Overdue Rate.

4.2 In lieu of Borrower's obligation to pay an extension fee under the 01/03/02 Side Letter, and in consideration of the agreements of Lender contained in this Amendment, Borrower agrees to pay to Lender an extension fee (the
"Initial  Extension  Fee")  in  the amount of Two Hundred Fifty Thousand Dollars
 -----------------------
($250,000), together with the Additional Extension Fees, as hereinafter defined, payable as set forth below. The Initial Extension Fee was earned by Lender in consideration for holding itself ready, willing and able to amend the Loan Agreement and the other Documents under the terms and conditions set forth herein and shall be due and payable in full as hereinafter provided. One Hundred Thousand Dollars ($100,000) of the Initial Extension Fee shall be due and payable on May 15, 2002. The remaining balance of the Initial Extension Fee, in the amount of One Hundred Fifty Thousand Dollars ($150,000), together with interest thereon (the "Stipulated Interest Amount") in the amount of Six
                               --------------------------
Thousand Dollars ($6,000), shall be due and payable in full on June 4, 2002. In the event the remaining balance of the Initial Extension Fee, together with the Stipulated Interest Amount, is not paid in full on June 4, 2002, then (i) such failure shall constitute an immediate Event of Default, without the benefit of any notice or grace periods, (ii) the remaining balance of the Initial Extension Fee and Stipulated Interest Amount shall accrue interest at the Overdue Rate until paid and (iii) the unpaid principal balance of each and every Loan (including without limitation, the Receivables Loan and the loans evidenced by the Winnick Building Addition Note and the Biloxi Note) shall accrue interest at the Overdue Rate from that date until the Initial Extension Fee and Stipulated Interest Amount, together with additional interest on those amounts, are paid in full and all other Events of Default (other than those with respect to which Lender has agreed to forbear) have been cured in full.

4.3 In further consideration of Lender holding itself ready, willing and able to amend the Loan Agreement and the other Documents under the terms and conditions set forth herein, an additional extension fee (each such fee, an "Additional Extension Fee") in the amount of Fifty Thousand Dollars ($50,000)
 ---------------------------
shall be deemed earned by Lender on August 1, 2002 and on the first Business Day (as hereinafter defined) of each successive calendar month thereafter (each such date, an "Additional Extension Fee Due Date") unless prior to a particular
            -------------------------------------
Additional Extension Fee Due Date Borrower has paid and satisfied in full all of the Obligations. Until such time as all of the Obligations have been paid and satisfied in full, an Additional Extension Fee shall be due on each Extension Fee Due Date beginning August 1, 2002. However to the extent that all of the Obligations have been paid and satisfied in full prior to a particular Additional Extension Fee Due Date, no Additional Extension Fee shall be due or payable on that Additional Extension Fee Due Date or on any subsequently arising Additional Extension Fee Due Date. To the extent that a particular Additional Extension Fee is not paid on its due date, the same shall accrue interest at the Overdue Rate until paid. Furthermore, such failure shall constitute an immediate Event of Default without the benefit of any notice or grace period.

4.4 In addition to the fees and expenses which have been paid or are payable by Borrower pursuant to other Documents, and this Amendment, Borrower also agrees to pay to Lender, on demand, all costs and expenses arising from the preparation of this Amendment, or otherwise incurred by Lender in connection with this Amendment or the Loan, including, but not limited to, recording fees, Lender's attorneys' fees and costs, inspection costs and fees, any revenue and/or documentary stamps, intangible or recording taxes, out-of-pocket travel expenses incurred by Lender or its agents and employees, title and escrow fees and lien search costs. All amounts payable by Borrower hereunder or under the other Documents, including without limitation, the Initial Extension Fee, each Additional Extension Fee, the Over Advance Fee (defined in paragraph 3.4 hereof)
                                                           -------------
and any accrued interest are payable by Borrower in cash. Although Lender is hereby authorized to satisfy from the proceeds of the Receivables Collateral, the foregoing amounts payable by Borrower, Lender is not required to do so, even if demanded by Borrower. However in the event, in the exercise of Lender's sole and absolute discretion, Lender satisfies such amounts from the proceeds of the Receivables Collateral, such proceeds shall be applied against such amounts rather than against principal, interest or other amounts due and owing by Borrower.

4.5     For  purposes  of  this  paragraph  4, a Business Day shall mean any day
                                 ------------
other than a Saturday, a Sunday or a national holiday in the United States of America or a day in which banks in Phoenix, Arizona or Las Vegas, Nevada are required to be closed.

     5.     Further  Extensions.  The  Lender  has extended the maturity date of
            -------------------
the various facilities constituting the Loan pursuant to the provisions of this Amendment and the previous amendments to the Loan Agreement. Furthermore, Lender has extended the Receivables Loan Borrowing Term pursuant to previous amendments to the Loan Agreement. However, Lender has no intention of further extending such maturity dates or borrowing term beyond those dates set forth in this Amendment. Lender's willingness, in the past, to extend those maturity dates and the borrowing term is not meant to imply a continued willingness on the part of Lender to further extend such maturity dates or borrowing term.

     6.     Conditions  Subsequent.
            ----------------------

     6.1 The obligations of the Lender under this Amendment are conditioned upon Lender receiving the following in form and content acceptable to Lender concurrently with the execution hereof:

     6.1.1     An  Amendment  No.  5  to  Promissory  Note  [Biloxi  Property];

6.1.2 An amendment to the guarantee agreements delivered by Guarantor to Lender, pursuant to which Guarantor shall irrevocably waive and relinquish any right to be subrogated to any rights of Lender against Borrower, notwithstanding payment or performance by Guarantor pursuant to such guarantees;

     6.2 The obligations of the Lender under this Amendment are conditioned upon Lender receiving the following in form and content acceptable to Lender on or before June 30, 2002:

     6.2.1 Such resolutions and authorizations and such other documents as Lender may require relating to the existence and good standing of Borrower and Guarantor, and the authority of any person executing this Amendment and other documents on behalf of Borrower and Guarantor;

     6.2.2 An amendment to each of the Mortgages, encumbering each of the following parcels of real property, fully signed by the Borrower and in form and content satisfactory to Lender:

     6.2.2.1     Second  Winnick  Building  Addition;

     6.2.2.2     Ida  Building  One  (Grand  Flamingo  Terraces  IV);

     6.2.2.3     Ida  Building  Two  (Grand  Flamingo  Fountains - First
                 Annexation);

     6.2.2.4     Ida  Building  Addition  (Terrace  Phase  IV);

     6.2.2.5     Winnick  Building  Addition  (Grand  Flamingo  Plaza);

     6.2.2.6     Hartsel  Springs  Lots;

     6.2.2.7     Biloxi  Property;

     6.2.2.8     Calvada  Meadows  Unit  2  RV  Park;

     6.2.2.9     Calvada  Unit  2  Raw  Land;  and

     6.2.2.10 the multifamily lot and four (4) commercial lots described on the attached Exhibit A.
          ----------

     6.3 A commitment from the issuer of Lender's title insurance policies with respect to each of the Mortgages (collectively, the "Title Policies") to
                                                             --------------
issue an endorsement, in a form satisfactory to Lender, to the Title Policies, insuring that the Mortgages, as amended as contemplated above, continue to be liens upon the real property described therein, as security for the payment and performance of the Obligations, as modified hereby, subject only to those exceptions contained in such Title Policies and to such additional exceptions as Lender may specifically agree to in writing;

6.4 Evidence of the payment by Borrower of any costs, fees and expenses then payable in connection with this Amendment, including, without limitation, those fees, costs and expenses described in paragraph 4 hereof;
                                            ------------

6.5 Such additional documents or instruments as required and approved by the Lender so as to fully perfect the liens and security interest of Lender granted under the Loan Agreement and this Amendment;

6.6 An opinion from counsel, satisfactory to Lender, for Borrower and Guarantor, in a form satisfactory to Lender;

6.7 Appropriate amendments to Borrower's financing statements in favor of Lender adding to the scope thereof the Colorado Water Rights not released pursuant to the Fourteenth Amendment; and

6.8 Updated UCC, tax lien, judgment and litigation searches with respect to the Borrower, Guarantor and such other Persons as Lender shall require.

7.     Representations  and  Warranties.  Borrower  and  Guarantor  each
        --------------------------------
represents  and  warrants  that:

7.1 All financial information and other documents it has provided to Lender in connection with this Amendment are true, complete and correct as of the date provided and the date hereof;

7.2 There exists no Event of Default or Incipient Default, after giving effect to the then applicable provisions of this Amendment;

7.3 After giving effect to this Amendment, there has been no material adverse change in any real property or in the business or financial condition of Borrower and Guarantor since the date of the last financial statements submitted to Lender; and

7.4 The current status of all litigation matters effect the Borrower or the Guarantor is set forth on the attached Exhibit B.
                                              ----------

7.5 The recitals set forth above are true and correct, that all financial statements and other information delivered to Lender by or on behalf of Borrower and Guarantor in connection with this Amendment, were true and correct as of the respective dates thereof, and Borrower's and Guarantor's financial condition has not materially altered as of the date of this Amendment from that presented by the latest such financial statements and other information provided to Lender.

7.6 The Loan is just and owing and each advance thereof was made for the business purposes of Borrower.

7.7 The obligation of Borrower to repay the Loan, together with all interest accrued thereon, is absolute and unconditional, and there exists no right of set-off or recoupment, counterclaim or defense of any nature whatsoever to payment and performance of the Borrower's Obligations.

7.8 As of the date hereof, neither Borrower nor Guarantor is the subject of a pending bankruptcy proceeding, and Borrower and Guarantor are not aware of any threatened bankruptcy proceeding against them, nor are they presently contemplating filing such a proceeding.

7.9 There are no proceedings pending, threatened against, or affecting Borrower or Guarantor in any court, before any governmental authority, or arbitration board or tribunal which may now or in the future materially adversely affect Borrower or Guarantor, except as have previously been disclosed to Lender in writing in accordance with the Loan Agreement.

7.10 Borrower hereby ratifies and reaffirms the Notes, the Loan Agreement, and the other Documents and represents that all of the foregoing are the valid, enforceable and collectible obligations of Borrower. Guarantor hereby ratifies and reaffirms the Guarantee and represents that the same is the valid, enforceable and collectible obligation of Guarantor.

7.11 All of the representations and warranties of the Borrower and Guarantor contained in the Loan Agreement and the other Documents (as the same may have been modified or supplemented by, and giving effect to, the reports and disclosures provided to Lender by Borrower and Guarantor pursuant to the Loan Agreement), are true and correct, in all material respects, as of the date hereof and, as so modified or supplemented, are hereby reaffirmed and ratified.

7.12 This Amendment and the documents and instruments executed in connection herewith have been authorized by all necessary action and, when executed, will be the legal, valid and binding obligations of the Borrower and Guarantor, enforceable against the Borrower and Guarantor in accordance their respective terms.

7.13 Borrower's and Guarantor's execution, delivery and performance of this Amendment do not and will not (i) violate any law, rule, regulation or court order to which Borrower or Guarantor is subject; (ii) conflict with or result in a breach of Borrower's or Guarantor's organizational documents or any agreement or instrument to which Borrower or Guarantor is party or by which it or its properties are bound, or (iii) result in the creation or imposition of any lien, security interest or encumbrance on any property of Borrower or Guarantor, whether now owned or hereafter acquired, other than liens in favor of Lender.

7.14 Borrower and Guarantor acknowledge that they have consulted with counsel and with such other experts and advisors as it has deemed necessary in connection with the negotiation, execution and delivery of this Amendment. This Amendment shall be construed without regard to any presumption or rule requiring that it be construed against the party causing this Amendment or any part hereof to be drafted.

     8.     Miscellaneous.
            -------------

8.1 Guarantor acknowledges and agrees that (i) the Guarantee shall remain in full force and effect, (ii) the obligations of the Guarantor under the Guarantee are joint and several with those of each other Obligor (as that term is defined in the Guarantee), (iii) Guarantor's liability under the Guarantee shall continue undiminished by and shall include the obligations of the Borrower under this Amendment and any other documents and instruments executed by Borrower in connection with this Amendment and each of the other Documents, as amended through the date hereof and (iv) all terms, conditions and provisions set forth in this Amendment and any other documents and instruments executed by Borrower in connection with this Amendment and each of the other Documents, as amended through the date hereof, are hereby ratified, approved and confirmed.

8.2 Borrower and Guarantor hereby release, remise, acquit and forever discharge Lender and Lender's employees, agents, representatives, consultants, attorneys, fiduciaries, servants, officers, directors, partners, predecessors, successors and assigns, subsidiary corporations, parent corporations, and related corporate divisions (all of the foregoing hereinafter called the "Released Parties"), from any and all actions and causes of action, judgments,
 ----------------
executions, suits, debts, claims, demands, liabilities, obligations, damages and expenses of any and every character, known or unknown, direct and/or indirect, at law or in equity, of whatsoever kind or nature, whether heretofore or hereafter arising, for or because of any matter or things done, omitted or suffered to be done by any of the Released Parties prior to and including the date and execution hereof, and in any way directly or indirectly arising out of or in any way connected to this Amendment, the Loan Agreement and the other Documents (all of the foregoing hereinafter called the "Released Matters");
                                                             ----------------
provided,  however,  that  the  foregoing  release  shall not apply to discharge
    ----   -------
Lender from any obligations which are expressly imposed upon Lender pursuant to the terms of this Amendment, the Loan Agreement, or any of the other Documents, as modified through the date hereof. Borrower and Guarantor acknowledge that the agreements in this paragraph are intended to be in full satisfaction of all or any alleged injuries or damages arising in connection with the Released Matters. Borrower and Guarantor represent and warrant to Lender that they have not purported to transfer, assign or otherwise convey any right, title or interest of Borrower or such Guarantor in any Released Matter to any other Person and that the foregoing constitutes a full and complete release of all Released Matters.

8.3 If any incurring of debt or the payment of money or transfer of property made to Lender by or on behalf of Borrower or Guarantor should for any reason subsequently be declared to be "fraudulent" (within the meaning of any state or federal law relating to fraudulent transfers or conveyances), preferential, or otherwise voidable or recoverable, in whole or in part, for any reason (hereinafter collectively called the "Voidable Transfers") under the Bankruptcy
                                       ------------------
Code or any other federal or state law, and Lender is required to repay or restore any such Voidable Transfer, or the amount or any portion thereof, or upon advice of its counsel is advised to do so, then, as to any such Voidable Transfer or the amount repaid or restored (including all costs, expenses and attorneys' fees of Lender related thereto), the liability of Borrower and the Guarantor shall automatically be revived, reinstated and restored and shall exist as though such Voidable Transfer had never been made to Lender.

8.4 The Documents shall be deemed amended by the provisions of this Amendment, as and when applicable and any conflict or inconsistency between this Amendment and the Documents shall be resolved in favor of this Amendment. Except as so amended, all other consistent terms and conditions of the Documents will remain in full force and effect, and are hereby ratified and affirmed.

8.5 Except as may be expressly provided herein, Borrower's and Guarantor's respective obligations under the Documents shall remain in full force and effect and shall not be waived, modified, superseded or otherwise affected by this Amendment. This Amendment is not a novation, nor is it be construed as a release, waiver, extension of forbearance or modification of any of the terms, conditions, representations, warranties, covenants, rights or remedies set forth in any of the Documents, except as expressly stated herein.

8.6 Except to the extent otherwise provided herein, this Amendment in no way acts as a waiver of any default of Borrower or as a release or relinquishment of any of the liens, security interests, rights or remedies securing payment and Performance of the Borrower's Obligations or the enforcement thereof. Such liens, security interests, rights and remedies are hereby ratified, confirmed, preserved, renewed and extended by Borrower in all respects. Further, Lender's execution of this Amendment shall not constitute a waiver (either express or implied) of the requirement that any further forbearance under or modification of the Loan Agreement or any other Document shall require the express written approval of Lender. No such approval (either express or implied) has been given as of the date hereof.

8.7 Borrower and Guarantor acknowledge that Lender has performed, and is not in default of, its obligations under the Documents; that there are no offsets, defenses or counterclaims in tort, contract or otherwise, with respect to any of Borrower's or Guarantor's or other party's obligations under the Documents; and that Lender has not directed Borrower to pay or not pay any of Borrower's payables.

8.8 Borrower and Guarantor will execute and deliver such further instruments and do such things as in the judgment of Lender are necessary or desirable to effect the intent of this Amendment and to secure to Lender the benefits of all rights and remedies conferred upon Lender by the terms of this Amendment and any other documents executed in connection herewith.

8.9 If any provision of this Amendment is held to be unenforceable under present or future laws effective while this Amendment is in effect (all of which invalidating laws are waived to the fullest extent possible), the enforceability of the remaining provisions of this Amendment shall not be affected thereby. In lieu of each such unenforceable provision, there shall be added automatically as part of this Amendment a provision that is legal, valid and enforceable and is similar in terms to such unenforceable provisions as may be possible.

8.10 Any further discussions by and among Borrower, Guarantor and Lender, if any, and all such discussions in the past, together with any other actions or inactions taken by and among Borrower, Guarantor and Lender, shall not cause a modification of the Documents, establish a custom or waive (unless Lender made such express waiver in writing), limit or condition the rights and remedies of Lender under the Documents, all of which rights and remedies are expressly reserved. All of the provisions of the Documents, including, without limitation, the time of the essence provision, are hereby reiterated and if ever waived are hereby reinstated (unless Lender made such express waiver in writing), except as expressly provided herein. Notwithstanding anything to the contrary contained herein or in any other instrument executed by the parties and notwithstanding any other action or conduct undertaken by the parties on or before the date hereof, the agreements, covenants and provisions contained herein and the Loan Agreement shall constitute the only evidence of Lender's agreement to forbear or to modify the Loan Agreement. Accordingly, no express or implied consent to any further forbearances or modifications shall be inferred or implied by Lender's execution of this Amendment. The Loan Agreement and this Amendment, together with the other Documents, constitute the entire agreement and understanding among the parties relating to the subject matter hereof, and supersedes all prior proposals, negotiations, agreements and understandings relating to such subject matter. In entering into this Amendment, Borrower acknowledges that it is relying on no statement, representation, warranty, covenant or agreement of any kind made by the Lender or any employee or agent of the Lender, except for the agreements of Lender set forth herein.

8.11 This Amendment shall not be binding upon Lender until accepted by Borrower and Guarantor as provided for below. This Amendment may be executed in counterpart, and any number of which have been executed by all parties shall be deemed to constitute one original. Lender, its attorneys and agents may also integrate into a single Amendment signature pages from separate counterpart Amendments. The telecopied signature of a person shall be deemed an original signature, may be relied upon by others and shall be binding upon the signer for all purposes provided however that Borrower, Guarantor or any person otherwise consenting hereto by telecopied signature shall confirm its telecopied signature by signing and returning to Lender a copy of this Amendment with an original signature.

8.12 Borrower's and Guarantor's representatives are experienced and knowledgeable business people and have been represented by independent legal counsel who are experienced in all matters relevant to this Amendment, including, but not limited to, bankruptcy and insolvency law. The parties hereto have accepted and agreed to this Amendment after being fully aware and advised of the effect and significance of all of its terms, conditions, and provisions.

8.13 Unless otherwise specifically stipulated elsewhere in the Documents, if a matter is left in the Documents or this Amendment to the decision, right, requirement, request, determination, judgment, opinion, approval, consent, waiver, satisfaction, acceptance, agreement, option or discretion of Lender, its employees, Lender's counsel or any agent for or contractor of Lender, such action shall be deemed to be exercisable by Lender or such other person in its sole and absolute discretion and according to standards established in its sole and absolute discretion. Without limiting the generality of the foregoing, "option" and "discretion" shall be implied by use of the words "if" or "may."

8.14 The Recitals in this Amendment are incorporated into the body hereof as fully set forth herein.

8.15 THIS AMENDMENT HAS BEEN EXECUTED AND DELIVERED AND SHALL BE PERFORMED IN THE STATE OF ARIZONA. THE PROVISIONS OF THIS AMENDMENT AND ALL RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF ARIZONA AND TO THE EXTENT THEY PREEMPT SUCH LAWS, THE LAWS OF THE UNITED STATES. EACH OF BORROWER, GUARANTOR AND LENDER: (A) HEREBY IRREVOCABLY SUBMITS ITSELF TO THE PROCESS, JURISDICTION AND VENUE OF THE COURTS OF THE STATE OF ARIZONA, MARICOPA COUNTY, AND TO THE PROCESS, JURISDICTION, AND VENUE OF THE UNITED STATES DISTRICT COURT FOR THE DISTRICT OF ARIZONA, FOR THE PURPOSES OF SUIT, ACTION OR OTHER PROCEEDINGS ARISING OUT OF OR RELATING TO ANY DOCUMENT OR THE SUBJECT MATTER THEREOF, OR, IF LENDER SHALL INITIATE SUCH ACTION, IN THE COURT IN WHICH SUCH ACTION IS INITIATED PROVIDED THAT SUCH COURT HAS JURISDICTION, AND THE CHOICE OF SUCH

VENUE SHALL IN ALL INSTANCES BE AT LENDER'S ELECTION; AND (B) WITHOUT LIMITING THE GENERALITY OF THE FOREGOING, HEREBY WAIVES AND AGREES NOT TO ASSERT BY WAY OF MOTION, DEFENSE OR OTHERWISE IN ANY SUCH SUIT, ACTION OR PROCEEDING ANY CLAIM THAT IT IS NOT PERSONALLY SUBJECT TO THE JURISDICTION OF THE ABOVE-NAMED COURTS, THAT SUCH SUIT, ACTION OR PROCEEDING IS BROUGHT IN ANY INCONVENIENT FORUM OR THAT THE VENUE OF SUCH SUIT, ACTION OR PROCEEDING IS IMPROPER. EACH OF BORROWER, GUARANTOR AND LENDER HEREBY WAIVE THE RIGHT TO COLLATERALLY ATTACK ANY JUDGMENT OR ACTION IN ANY OTHER FORUM.

                            [SIGNATURE PAGE FOLLOWS]
                            ------------------------

                                     ------
[SIGNATURE PAGE TO TENTH AMENDMENT TO FORBEARANCE AGREEMENT AND AMENDMENT NO. 15
  TO SECOND AMENDED AND RESTATED AND CONSOLIDATED LOAN AND SECURITY AGREEMENT]



     IN WITNESS WHEREOF, this instrument is executed as of the date and year first above written.

LENDER:

FINOVA  CAPITAL  CORPORATION,
a  Delaware  corporation


 By:________________________________________
   Its:_____________________________________



Signed  in  the  presence  of:

____________________________________________


BORROWER:

LEISURE  HOMES  CORPORATION,  a
Nevada  corporation,  formerly  know  as
Preferred  Equities  Corporation


 By:________________________________________
   Its:_____________________________________


Signed  in  the  presence  of:

____________________________________________

GUARANTOR:

MEGO  FINANCIAL  CORP.,
a  New  York  corporation


 By:________________________________________
   Its:_____________________________________


Signed  in  the  presence  of:

____________________________________________

STATE  OF  NEVADA     )
                      )  ss.
County  of  Clark     )

     The foregoing instrument was acknowledged before me this ____ day of _________________ 2002 by ______________ as _______________ of LEISURE HOMES
CORPORATION,  a  Nevada  corporation,  on  behalf  of  the  corporation.

                                  ____________________________________________
                                              Notary Public
My  Commission  Expires:

_________________________


STATE  OF  NEVADA     )
                      )  ss.
County  of  Clark     )

     The foregoing instrument was acknowledged before me this ____ day of ____________ 2002, by ______________ as _______________ of MEGO FINANCIAL CORP.,
a  New  York  corporation,  on  behalf  of  the  corporation.

                                  ____________________________________________
                                              Notary Public
My  Commission  Expires:

_________________________




STATE  OF  ARIZONA       )
                         )  ss.
County  of  Maricopa     )

     This instrument was acknowledged before me this ___ day of _______________ 2002, by ______________________, as _______________ of FINOVA CAPITAL
CORPORATION,  a  Delaware  corporation,  on  behalf  of  the  corporation.

                                  ____________________________________________
                                              Notary Public
My  Commission  Expires:

_________________________

                                    EXHIBIT A
                                    ---------

                              Legal Description of
                              --------------------
                  Multifamily Lot and Four (4) Commercial Lots
                  --------------------------------------------



Lot 46, Block 29 of Calvada Valley Unit Number 2, recorded October 5, 1970 as document number 20291 in the Office of the County Recorder of Nye County, Nevada.

Lots 8, 10 14 and 16, Block 12 of Calvada Valley Unit Number 9-A, recorded June 5, 1973 as document number 36870 in the Office of the County Recorder of Nye County, Nevada.

                                    EXHIBIT B
                                    ---------

                               Litigation Schedule
                               -------------------